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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 1, 2007

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada              000-49685                              N/A

(State or other jurisdiction    Commission File Number   IRS Employer ID Number)

 of incorporation)

1030 West Georgia St, #1518, Vancouver, British Columbia, Canada  V6E 2Y3

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-689-2646

_______________________________________N/A______________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

    (17 CFR 240.13e-4(c))

SEC873(11-06)

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Item 7.01  FD Disclosure.

June 1, 2007  Press Release

Sponsorship and Private Placement

Further to the Company's news release dated April 3, 2007, Bi-Optic Ventures Inc. (the "Company")  wishes to announce that it has terminated its sponsorship agreement with Gateway Securities Inc. and has entered into a new sponsorship agreement with Global Maxfin Capital Inc. ("Global").  Global has, subject to completion of satisfactory due diligence, agreed to act as sponsor to the Company in connection with the Acquisition and Reverse-Takeover of Pacific Bio-Pharmaceuticals Inc. ("Pacific").

Under the terms of the sponsorship agreement, Global will be paid $15,000 plus reimbursement for its reasonable out-of-pocket expenses and disbursements including the expense of its legal fees.  An agreement to sponsor should not be construed as any assurance with respect to the merits of the Acquisition or the likelihood of completion of the Reverse Takeover.

Amended Private Placement

The Company also wishes to announce that the terms of the private placement has been changed.  The new private placement will be a non-brokered placement of up to 4,000,000 units at a price of CDN$0.50 per unit for gross proceeds of up to CDN$2 Million.  Each Unit will consist of one common share and one-half of one transferable warrant.  Each whole warrant will be exercisable into one common share for a period of one year from closing at a price of CDN$0.65.

A finders fee of cash and warrants, in accordance with Exchange policies, will be paid on a portion of the placement.

Proceeds from the financing will be used to acquire new lab and office equipment, inventory, sales/marketing, and for general working capital purposes.

The Company is an NEX listed company that has been seeking a business to acquire. On completion of the Acquisition, the Company is expected to be listed on Tier 2 of the TSX Venture Exchange.

Refer to Exhibit #99.1 for additional information.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1.  Press Release; dated 6/1/2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007           Bi-Optic Ventures Inc.

                              (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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